Goldman Sachs Funds

ASIA GROWTH FUND                  Semiannual Report  February 29, 2000


                                  Long-term capital growth potential

                                  through a diversified portfolio of stocks

                                  related to Asia, excluding Japan.

[GRAPHIC]

                                                         [LOGO OF GOLDMAN SACHS]

GOLDMAN SACHS ASIA GROWTH FUND

          Market Overview


          Dear Shareholder,

          During the period under review, Asia's economies continued to rebound -- leading to strong returns in the financial market.

               . Asian Equities Move Forward -- During the six-month period under review, Asian stock markets continued to post solid results. While these returns were not as dramatic as during the previous six months, they remained relatively better than their U.S. counterparts.

                    Overall, throughout much of the region the prevailing trend has been a continuation of improving economic fundamentals. Increasing consumption, financial restructuring, progressive measures to stimulate economic growth and rising foreign demand have helped last year's dramatic rebound to steadily move forward.

                    The millennium ended with Asian equities posting a strong fourth quarter. Hong Kong led the major markets, as telecommunications and Internet-related companies were the driving forces behind the rise. There were further positive developments in the Singapore economy, as GDP grew over 8% during the quarter and 5.6% for the year. And while India also performed well, it trailed the rest of the region. Thus far in 2000, Asian markets have given back a portion of their earlier gains. Profit-taking and rising interest rates in the U.S. have put a damper on some of the enthusiasm for the region.

               . Market Outlook: Positive Signs Remain -- We believe that powerful economic growth in Asia should continue through 2000. Whereas exports to the U.S. and Europe originally led Asia out of its financial crisis, increasing domestic demand, intra-regional trade and the resurgence of the Japanese market should drive growth in 2000. These factors could help to insulate Asia from a slowdown in the western markets.

                    As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

                    Sincerely,

                    /s/ David B. Ford

                    David B. Ford
                    Co-Head, Goldman Sachs Asset Management

                    /s/ David W. Blood

                    David W. Blood
                    Co-Head, Goldman Sachs Asset Management

                    March 13, 2000

----------------
 . NOT FDIC
  INSURED

 . May Lose Value

 . No Bank
  Guarantee
----------------

                                                  GOLDMAN SACHS ASIA GROWTH FUND

                                  Fund Basics
                            as of February 29, 2000


                    Assets Under Management $130.6 Million

                              Number of Holdings

                                      134

                                NASDAQ SYMBOLS

                                Class A Shares

                                     GSAGX

                                Class B Shares

                                     GSABX

                                Class C Shares

                                     GSACX

                             Institutional Shares

                                     GSAIX

-------------------------------------------------------------------------------
PERFORMANCE REVIEW
-------------------------------------------------------------------------------
                                      Fund Total Return      MSCI AC Asia Free
August 31, 1999-February 29, 2000  (without sales charge)1   (Ex Japan) Index2
-------------------------------------------------------------------------------
Class A                                    14.81%                  10.12%
Class B                                    14.43                   10.12
Class C                                    14.47                   10.12
Institutional                              15.12                   10.12
-------------------------------------------------------------------------------

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.
2 The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) Asia Free (ex Japan) Index is a market capitalization-weighted composite of securities in 10 Asian countries, including Hong Kong, India, Indonesia, Malaysia, Pakistan, Singapore, South Korea, Sri Lanka, Thailand and the Philippines. Total returns are calculated without dividends reinvested. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

-------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS3
-------------------------------------------------------------------------------
For the period ended        Class A    Class B     Class C    Institutional
12/31/99
-------------------------------------------------------------------------------
Last 6 Months                10.32%     11.33%      15.37%        16.99%
One Year                     50.70      53.70       57.52         60.55
Five Years                   -2.84       N/A         N/A           N/A
Since Inception              -2.12      -8.78       -8.65         -5.50
                           (7/8/94)   (5/1/96)   (8/15/97)      (2/2/96)
-------------------------------------------------------------------------------

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

-----------------------------------------------------------------------------------------
TOP 10 COMPANY HOLDINGS AS OF 2/29/00
-----------------------------------------------------------------------------------------
                                      % of Total
Company Holding                       Net Assets    Country         Line of Business
-----------------------------------------------------------------------------------------
Hutchison Whampoa Ltd.                   7.9%       Hong Kong       Financial Services
Samsung Electronics                      5.1        South Korea     Consumer Durables
Cable & Wireless HKT Ltd.                5.0        Hong Kong       Telecommunications
Taiwan Semiconductor                     4.5        Taiwan          Electrical Equipment
Cheung Kong Holdings, Ltd.               4.0        Hong Kong       Real Estate
Hindustan Lever Ltd.                     3.1        India           Tobacco
United Microelectronics Corp. Ltd.       2.5        Taiwan          Electrical Utilities
Wipro Ltd.                               2.2        India           Business Services
Infosys Technologies Ltd.                1.6        India           Computer Software
Li & Fung Ltd.                           1.5        Hong Kong       Wholesale
-----------------------------------------------------------------------------------------

The top 10 company holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS ASIA GROWTH FUND



          Performance Overview


          Dear Shareholder:

          We are pleased to report on the performance of the Goldman Sachs Asia Growth Fund for the six month period that ended February 29, 2000.


               Performance Review

               Over the six month period ended February 29, 2000, the Fund's Class A, B, C and Institutional share classes generated cumulative total returns, without sales charges, of 14.81%, 14.43%, 14.47% and 15.12%, respectively. Over the same time period, the Fund's benchmark, the MSCI AC Asia Free (Ex Japan) Index, generated a cumulative total return of 10.12%.

               The Fund's strong absolute and relative returns were largely due to astute country allocations and stock selection.


               Portfolio Composition

               As a precautionary measure in advance of Y2K, we increased the Fund's weighting in cash, primarily by reducing its weighting slightly in Hong Kong. As the reporting period ended, the Fund held overweight positions in Indonesia, Malaysia and China, while underweighting Hong Kong, Korea and Taiwan.


               Portfolio Highlights

          . Samsung Electronics -- Samsung Electronics is one of the top Dynamic Random Access Memory, or DRAM producers in the world, with process and product technology that sets the global standard. It has also developed itself as a leading CDMA handset and infrastructure manufacturer, as well as establishing a facility to develop liquid crystal displays that are used for lap top computers. Its growing market share in these areas, combined with a recognized brand name, should allow Samsung to continue to expand.

          . Cable & Wireless HKT Ltd./PCCW -- HKT is the incumbent telecommunication organization in Hong Kong. Over the last two years it has focused on transitioning its revenue base away from the erosion in international direct dial rates to a model based on data. In addition, the firm's network has untapped value as a provider of broadband services to residences and businesses in Hong Kong. Its proposed takeover by Pacific Century Cyberworks, or PCCW could allow the potential for PCCW content to drive HKT's Internet infrastructure development strategy.

          . China Telecom Ltd.-- China Telecom is the dominant cellular service provider in China. It currently runs operations in three of the richest provinces in China, including Guangdong, Zhejiang and Jiangsu, and holds a 95% market share in those areas. The firm has well over 10 million subscribers and 187 million potential users in the networks they cover. Cellular penetration should continue to grow rapidly from a small base, feeding directly into China Telecom's bottom line.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

INVESTMENT PROCESS OVERVIEW

The investment process for the Goldman Sachs Asia Growth Fund combines both qualitative and quantitative analysis, with an emphasis on portfolio manager input.

-------------------
  Company Visits
-------------------
 Internal Research
-------------------
Return Expectations
-------------------

-------------------
  Stock Selection
-------------------

-------------------
     Portfolio
   Construction
-------------------

 . Stock & Industry
   Views Relative
   to Benchmark
-------------------

-------------------
 Portfolio Review
    & Analysis
-------------------
 . Performance
   Measurement
   & Attribution
 . BARRA
 . Risk Analysis
-------------------

Portfolio Outlook

We remain generally positive about the outlook for Asian stocks. Technology should remain an important sector. Asia's dominance in many technologies is built on the foundation of competitive, less speculative companies, many of which continue to trade at compelling values. On a cautious note, we recognize that the prospects of the Asian market are closely tied to that of the U.S. Therefore, we will be closely monitoring all economic data coming out of the U.S. in an effort to determine its impact on the Asian markets.

We thank you for your investment and we look forward to your continued confidence in the future.




Goldman Sachs Asia Equity Investment Team

Singapore
February 29, 2000

GOLDMAN SACHS ASIA GROWTH FUND


          The Goldman Sachs Advantage


          Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.


               Today, the firm's Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

               What Sets Goldman Sachs Funds Apart?

                                             1
                                 Resources and Relationships

               Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                             2
                                     In-Depth Research

               Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                             3
                                      Risk Management

               In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

               To learn more about the Goldman Sachs Funds, call your investment professional today.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

Performance Summary
February 29, 2000 (Unaudited)

 The following graph shows the value, as of February 29, 2000, of a $10,000 investment made on July 8, 1994 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Asia Growth Fund. For comparative purposes, the performance of the Fund's benchmark, the Morgan Stanley All Country Asia Free ex Japan Index ("MSCI Index") is shown. This performance data represents past performance and should not be considered in-dicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C and Institutional Shares will vary from Class A due to differences in fees and loads.


 Asia Growth Fund's Lifetime Performance

 Performance of a $10,000 Investment, Distributions Reinvested July 8, 1994 to February 29, 2000

                                    [GRAPH]
                  MSCI                                 Class A
                  Index          MSCI                -----------
       JULY 8   ---------      10,000                    9,450
       JULY       7.00%        10,700     -1.533333      9,847
       AUG        7.84%        11,539      4.733333     10,473
       SEPT      -2.09%        11,298           5.2     10,520
       OCT        1.40%        11,456      5.666667     10,567
       NOV       -8.95%        10,431     -0.666667      9,933
       DEC       -2.92%        10,126     -2.945383      9,705
       JAN/95   -10.38%         9,075    -10.664111      8,934
       FEB        8.23%         9,822     -4.958964      9,504
       MAR       -0.33%         9,790     -5.294561      9,471
       APR       -1.57%         9,636     -6.838307      9,316
       MAY       11.09%        10,705      4.504868     10,450
       JUNE      -1.71%        10,522      2.894003     10,289
       JULY       1.71%        10,702      5.041823     10,504
       AUG       -4.77%        10,191      0.477705     10,048
       SEPT       1.04%        10,297      2.692645     10,269
       OCT       -1.84%        10,108      0.343466     10,034
       NOV       -2.40%         9,865      -2.20707      9,779
       DEC        4.81%        10,340      3.409336     10,341
       JAN/96     7.65%        11,131     13.003311     11,300
       FEB        0.95%        11,236     13.414481     11,341
       MAR        0.56%        11,299      12.18097     11,218
       APR        3.43%        11,687     18.622638     11,862
       MAY       -1.28%        11,537     18.417053     11,842
       JUNE      -1.68%        11,343     14.647992     11,465
       JULY      -7.57%        10,484      6.561642     10,656
       AUG        2.84%        10,782      7.726625     10,773
       SEP        1.58%        10,953       7.93221     10,793
       OCT       -2.00%        10,734      4.848433     10,485
       NOV        4.61%        11,229      9.988062     10,999
       DEC       -0.45%        11,178     11.652366     11,165
       JAN/97     1.94%        11,395     11.858113     11,186
       FEB        0.76%        11,482      10.96654     11,097
       MAR       -4.59%        10,954      6.508676     10,651
       APR       -2.96%        10,630      4.314035     10,431
       MAY        4.30%        11,087     11.515201     11,152
       JUNE       3.46%        11,471     12.612521     11,261
       JULY       0.63%        11,543     13.298347     11,330
       AUG      -17.87%         9,480     -8.648054      9,135
       SEP       -0.59%         9,424     -9.453945      9,055
       OCT      -22.39%         7,314    -32.142023      6,786
       NOV       -7.00%         6,802    -33.448306      6,655
       DEC       -3.94%         6,534      -34.2046      6,580
       JAN'98    -8.83%         5,957       -42.386      5,761
       FEB       21.03%         7,210    -32.279526      6,772
       MAR       -1.70%         7,088    -33.448306      6,655
       APR       -8.94%         6,454     -37.91717      6,208
       MAY      -15.56%         5,450    -46.304883      5,370
       JUNE     -11.56%         4,820    -51.255009      4,874
       JULY      -2.79%         4,685    -51.942527      4,806
       AUG      -14.66%         3,998    -58.473943      4,153
       SEP        9.70%         4,386    -54.142583      4,586
       OCT       21.55%         5,331    -46.442387      5,356
       NOV        7.91%         5,753    -43.967324      5,603
       DEC        1.92%         5,864    -44.242331      5,576
       JAN'99    -1.72%         5,763    -46.442387      5,356
       FEB       -2.10%         5,642    -47.473663      5,253
       MAR       11.65%         6,299    -41.836019      5,816
       APR       18.15%         7,442    -33.310802      6,669
       MAY       -2.30%         7,271    -35.235851      6,476
       JUNE      15.41%         8,392    -23.823061      7,618
       JULY      -2.37%         8,193    -25.541855      7,446
       AUG        2.34%         8,384    -23.891813      7,611
       SEP       -7.08%         7,791        -28.64      7,136
       OCT        3.12%         8,034        -26.37      7,363
       NOV        9.43%         8,792        -17.57      8,243
       DEC        8.01%         9,496         -11.1      8,890
       JAN'2000  -0.60%         9,439        -11.04      8,896
       FEB       -2.18%         9,233        -12.62      8,738


  Average Annual Total Return through February 29, 2000
                              Since Inception Five Years One Year Six Months(a)
  Class A (commenced July 8,
  1994)
  Excluding sales charges         -1.38%        -1.66%    66.13%     14.81%
  Including sales charges         -2.36%        -2.76%    57.11%      8.54%
 ------------------------------------------------------------------------------
  Class B (commenced May 1,
  1996)
  Excluding contingent
  deferred sales charges          -8.13%           n/a    65.11%     14.43%
  Including contingent
  deferred sales charges          -8.86%           n/a    60.13%      9.43%
 ------------------------------------------------------------------------------
  Class C (commenced August
  15, 1997)
  Excluding contingent
  deferred sales charges          -8.78%           n/a    65.15%     14.47%
  Including contingent
  deferred sales charges          -8.78%           n/a    64.16%     13.47%
 ------------------------------------------------------------------------------
  Institutional Class (com-
  menced February 2, 1996)        -5.66%           n/a    67.11%     15.12%
 ------------------------------------------------------------------------------

 (a) Not annualized.

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares    Description                                                   Value
 Common Stocks - 89.1%
  China - 1.9%
  1,521,000 Angang New Steel Co. Ltd. Class H (Steel)               $     93,806
    197,000 China Telecom Ltd.* (Telecommunications)                   1,816,129
    354,000 Guangdong Kelon Electrical Holdings Co. Ltd. Class H
             (Appliance)                                                 172,840
  1,094,000 Shandong International Power Development Co. Ltd.
             Class H* (Electrical Utilities)                             113,857
  1,914,000 Yanzhou Coal Mining Co. Ltd. Class H (Mining)                300,027
                                                                    ------------
                                                                       2,496,659
 -------------------------------------------------------------------------------
  Hong Kong - 25.7%
  1,954,200 Cable & Wireless HKT Ltd. (Telecommunications)             6,515,758
    393,000 Cheung Kong Holdings Ltd.
             (Real Estate)                                             5,276,761
    137,000 Citic Pacific Ltd.
             (Multi-Industrial)                                          688,265
    125,200 Dah Sing Financial Holdings (Banks)                          406,990
    211,000 Dao Heng Bank Group Ltd. (Financial Services)                791,633
    537,000 Dickson Concepts International Ltd. (Specialty
             Retail)                                                     586,478
    842,000 Giordano International Ltd. (Specialty Retail)               941,217
    658,000 Hutchison Whampoa Ltd.
             (Multi-Industrial)                                       10,314,407
    263,000 Johnson Electric Holdings Ltd. (Electrical Equipment)      1,698,049
    600,000 Kerry Properties Ltd. (Real Estate)                          720,811
    516,000 Li & Fung Ltd. (Wholesale)                                 2,008,866
     10,000 New World China Land Ltd.* (Real Estate)                       2,955
    650,000 Shum Yip Investment Ltd.
             (Real Estate)                                               202,527
    719,000 South China Morning Post Holdings Ltd. (Publishing)          715,961
    151,000 Sun Hung Kai Properties Ltd.
             (Real Estate)                                             1,362,956
    388,000 TCL International Holdings Ltd.* (Electronics
             Equipment)                                                  204,397
     62,000 Television Broadcasts Ltd. (Media)                           505,853
    307,000 Yue Yuen Industrial Holdings (Apparel)                       589,709
                                                                    ------------
                                                                      33,533,593
 -------------------------------------------------------------------------------
  India - 13.2%
      5,539 Aptech Ltd. (Computer Software)                              294,990
     21,100 Cinevista Communications*
             (Telecommunications)                                        145,184
     16,300 HCL Technologies Ltd.*
             (Computer Software)                                         790,344

  Shares    Description                                                 Value
 Common Stocks - (continued)
  India - (continued)
     59,029 Hindustan Lever Ltd. (Home Products)                  $  3,926,241
      1,296 Hindustan Lever Ltd. (Tobacco)                              86,202
    123,500 ICICI Ltd. (Banks)                                         461,001
      4,100 Infosys Technologies Ltd. (Computer Software)              818,552
      6,250 Infosys Technologies Ltd. (Computer Software)            1,247,792
     71,774 ITC Ltd. (Tobacco)                                       1,231,352
    117,700 Mahanagar Telephone Nigam Ltd. (Telecommunications)        769,099
      9,000 Niit Ltd. (Computer Software)                              460,734
     21,000 Pentamedia Graphics Ltd. (Computer Software)               784,345
      4,350 Punjab Tractors Ltd. (Agriculture)                          81,288
    127,500 Reliance Industries Ltd. (Chemicals)                       910,777
     11,000 Satyam Computer Services Ltd. (Computer Software)        1,337,787
     19,101 Wipro Ltd. (Computer Software)                           2,891,436
     32,500 Zee Telefims Ltd. (Broadcasting)                           974,441
                                                                  ------------
                                                                    17,211,565
 -----------------------------------------------------------------------------
  Indonesia - 3.0%
    832,500 Pab K Tjiwi Kimia* (Paper)                                 196,080
    188,000 PT Astra Graphia Tbk
             (Multi-Industrial)                                        215,074
  2,504,000 PT Bank Pan Indonesia Tbk - Alien Market (Banks)           160,081
    244,600 PT Gudang Garam Tbk (Tobacco)                              407,392
    790,000 PT Indah Kiat Pulp & Paper Corp.* (Paper)                  217,968
    769,000 PT Indofood Sukses* (Food & Beverage)                      636,521
    493,000 PT Indosat (Persero) Tbk (Telecommunications)              889,125
  2,095,000 PT Matahari Putra Prima Tbk* (Merchandising)               281,965
  1,458,520 PT Telekomunikasi Indonesia Series B
             (Telecommunications)                                      716,500
    417,000 PT Tempo Scan Pacific Tbk (Health)                         202,046
                                                                  ------------
                                                                     3,922,752
 -----------------------------------------------------------------------------
  Malaysia - 4.2%
    306,000 Arab-Malaysian Finance Berhad -  Alien Market*
             (Banks)                                                   487,184
     81,000 MAA Holdings Berhad* (Insurance)                           213,158
    165,000 Malayan Banking Berhad (Banks)                             742,500
    151,000 New Straits Times Press M Berhad (Publishing)              635,790
    238,000 Public Bank Berhad - Alien Market (Banks)                  322,552
    436,000 Public Bank Berhad (Banks)                                 481,895
    244,000 Resorts World Berhad (Leisure)                             886,105

The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

  Shares    Description                                                Value
 Common Stocks - (continued)
  Malaysia - (continued)
    121,000 Telekom Malaysia Berhad (Telecommunications)        $     512,658
    133,000 Tenaga Nasional Berhad (Electrical Utilities)             441,000
     75,000 Unisem (M) Berhad
             (Electrical Equipment)                                   710,526
                                                                -------------
                                                                    5,433,368
 ----------------------------------------------------------------------------
  Philippines - 1.2%
    344,000 ABS-CBN Broadcasting Corp. PDR* (Broadcasting)            381,943
     98,500 Bank of the Philippine Islands (Banks)                    223,536
  1,402,000 Benpres Holdings Corp.*
             (Multi-Industrial)                                       253,167
     64,990 Manila Electric Co. Class B
             (Electrical Utilities)                                   118,942
     18,500 Philippine Long Distance Telephone Co.
             (Telecommunications)                                     401,781
  1,509,500 SM Prime (Construction)                                   202,593
                                                                -------------
                                                                    1,581,962
 ----------------------------------------------------------------------------
  Singapore - 6.5%
     86,000 Chartered Semiconductor Manufacturing Ltd.*
             (Semiconductors)                                         733,507
     62,000 City Developments (Real Estate)                           251,813
     71,000 Datacraft Asia Ltd. (Telecommunications)                  599,950
     88,000 DBS Group Holdings Ltd. (Banks)                         1,087,554
    501,000 PCI Ltd. (Electronics Equipment)                          401,149
     32,000 Singapore Airlines Ltd. (Airlines)                        297,070
     79,664 Singapore Press Holdings Ltd. (Publishing)              1,525,333
    208,000 Singapore Technologies
             Engineering Ltd. (Machinery)                             254,645
    344,000 Singapore Telecommunications Ltd.
             (Telecommunications)                                     558,863
    175,000 St. Assembly Test
             Services Ltd.* (Electronics Equipment)                   791,993
     81,512 United Overseas Bank Ltd. (Banks)                         515,510
     99,000 Venture Manufacturing Ltd. (Electrical Equipment)       1,487,729
                                                                -------------
                                                                    8,505,116
 ----------------------------------------------------------------------------
  South Korea - 13.0%
     16,800 Dongwon Securities
             (Financial Services)                                     343,098
     22,310 Hite Brewery Co.*
             (Food & Beverage)                                        552,274
     21,620 Honam Petrochemical Corp. (Chemicals)                     296,268
     33,143 Housing & Commercial Bank* (Banks)                        590,424

  Shares    Description                                                  Value
 Common Stocks - (continued)
  South Korea - (continued)
     16,263 Hyundai Electronics Industries Co.* (Electronics
             Equipment)                                            $    257,366
     57,790 Korea Electric Power Corp. (Electrical Utilities)         1,445,893
      3,900 Korea Telecom Corp. ADR (Telecommunications)                329,280
      9,850 Korea Tobacco & Ginseng Corp.* (Tobacco)                    229,505
     18,600 LG Chemical Ltd. (Chemicals)                                492,501
     16,360 Mirae Co. ADR
             (Electrical Equipment)                                     213,702
     23,100 Pantech Co. Ltd. (Telecommunications)                       543,239
     17,729 Pohang Iron & Steel Co. Ltd. (Steel)                      1,800,086
     29,329 Samsung Electronics (Semiconductors)                      6,637,955
     15,730 Samsung Securities Co. Ltd. (Financial Services)            481,174
     81,290 Shinhan Bank (Banks)                                        776,172
        274 Sindo Ricoh (Electrical Equipment)                            7,752
     22,498 SK Telecom Co. Ltd. ADR (Telecommunications)              1,011,004
     10,052 Trigem Computer, Inc.*
             (Electrical Equipment)                                   1,008,661
                                                                   ------------
                                                                    17,016,354
 ------------------------------------------------------------------------------
  Taiwan - 18.1%
    168,174 Acer Peripherals, Inc.
             (Electrical Equipment)                                     780,612
    423,750 Acer, Inc. (Electrical Equipment)                         1,157,985
     69,000 Ambit Microsystems Corp.
             (Electrical Equipment)                                     710,228
    733,000 ASE Test Ltd. TDR*
             (Electronics Equipment)                                    489,463
     63,000 Asustek Computer, Inc. (Appliance)                          785,961
  1,207,356 Bank Sinopac (Financial Services)                           829,811
    170,850 Cathay Life Insurance Co. (Insurance)                       473,037
    721,560 Chinatrust Commercial Bank (Banks)                          775,618
    163,000 Compeq Manufacturing Co. Ltd. (Electrical Equipment)      1,003,485
    109,000 Delta Electronics, Inc.
             (Electrical Equipment)                                     525,472
         40 Far Eastern Textile Ltd. (Apparel)                               87
    121,400 Hon Hai Precision (Electrical Equipment)                  1,130,958
    483,200 Kang Na Hsiung Enterprise (Home Products)                   347,841
    487,381 Macronix International Co. Ltd. (Semiconductors)          1,150,981
    194,000 Nan Ya Plastic Corp. (Chemicals)                            429,707
    158,240 President Chain Stores (Specialty Retail)                   690,689
    143,000 Procomp Informatics Co. Ltd.* (Semiconductors)            1,117,915

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Investments (continued)
February 29, 2000 (Unaudited)

  Shares  Description                                                   Value
 Common Stocks - (continued)
  Taiwan - (continued)
        1 Siliconware Precis (Electrical Equipment)               $          2
  144,000 Synnex Technology International Corp. (Computer
           Hardware)                                                 1,008,469
  475,000 Taiwan Cement Corp. (Construction)                           666,857
  893,156 Taiwan Semiconductor (Semiconductors)                      5,847,699
  877,000 United Microelectonics Corp. Ltd. (Semiconductors)         3,213,762
  162,000 Universal Scientific Industrial Co. Ltd.* (Electrical
           Equipment)                                                  554,072
                                                                  ------------
                                                                    23,690,711
 -----------------------------------------------------------------------------
  Thailand - 2.3%
   45,400 Advanced Info Service Public-Alien Market*
           (Telecommunications)                                        705,150
   72,200 BEC World PLC - Alien Market (Entertainment)                 541,761
   14,300 Delta Electronics (Thailand) Public Co. Ltd. - Alien
           Market (Electrical Equipment)                               164,329
  340,980 Land & House Public Co. Ltd. - Alien Market* (Real
           Estate)                                                     158,793
  137,000 Loxley Public Co. Ltd. - Alien Market*
           (Telecommunications)                                        107,832
  628,300 TelecomAsia Corp. Public - Alien Market*
           (Telecommunications)                                        873,669
  414,000 Thai Farmers Bank Public Co. Ltd. - Alien Market*
           (Banks)                                                     391,027
                                                                  ------------
                                                                     2,942,561
 -----------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $94,168,285)                                              $116,334,641
 -----------------------------------------------------------------------------
 Preferred Stocks - 0.1%
  Thailand - 0.1%
  150,000  Siam Commercial Bank Public Co. Ltd.* (Banks)          $     90,516
 -----------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $105,391)                                                 $     90,516
 -----------------------------------------------------------------------------
 Warrants - 2.6%
  Indonesia - 0.0%
  357,000 PT Bank Pan Indonesia Tbk -Alien Market exp.
           07/08/2002* (Banks)                                    $      8,168
 -----------------------------------------------------------------------------
  South Korea - 2.6%
  380,423 Merrill Lynch Call Warrant on KOSPI 200 exp.
           09/09/2000*                                               3,417,074
 -----------------------------------------------------------------------------
  TOTAL WARRANTS
  (Cost $1,919,767)                                               $  3,425,242
 -----------------------------------------------------------------------------

  Units   Description                                           Value
 Equity Swaps - 1.5%
  Singapore - 1.5%
  23,350  Development Bank of Singapore
           Equity Swap*
           exp. 05/18/2000                                $    301,484
  63,450  Development Bank of Singapore
           Equity Swap*
           exp. 05/25/2000                                     819,236
  67,200  Development Bank of Singapore
           Equity Swap*
           exp. 07/28/2000                                     865,041
 ---------------------------------------------------------------------
  TOTAL EQUITY SWAPS
  (Cost $1,345,715)                                       $  1,985,761
 ---------------------------------------------------------------------
 Structured Notes - 0.4%
  Singapore - 0.4%
  4       UBS AG Equity Linked Note -Singapore Airlines
           exp. 04/10/2000*                               $     37,661
  67      UBS AG Equity Linked Note  exp. 04/10/2000*          464,886
 ---------------------------------------------------------------------
  TOTAL STRUCTURED NOTES
  (Cost $435,559)                                         $    502,547
 ---------------------------------------------------------------------

  Principal   Interest  Maturity
  Amount        Rate      Date             Value
 Short-Term Obligation - 2.1%
  State Street Bank & Trust Euro-
  Time Deposit
  $2,786,000    5.75%   03/01/2000  $  2,786,000
 -----------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $2,786,000)                 $  2,786,000
 -----------------------------------------------
  TOTAL INVESTMENTS
  (Cost $100,760,717)               $125,124,707
 -----------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
 ------------------------------------------------------------------------------
 Investment Abbreviations:

 ADR--American Depositary Receipt
 TDR--Taiwan Depositary Receipt
 PDR--Philippine Depositary Receipt
 ------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

                               As a % of
                        total net assets

 Common and Preferred Stock Industry Classifications+
  Agriculture                        0.1%
  Airlines                           0.2
  Apparel                            0.5
  Appliance                          0.7
  Banks                              5.8
  Broadcasting                       1.0
  Chemicals                          1.6
  Computer Hardware                  0.8
  Computer Software                  6.6
  Construction                       0.7
  Electrical Equipment               8.5
  Electrical Utilities               1.6
  Electronics Equip-
  ment                               1.7
  Entertainment                      0.4
  Financial Services                 1.9
  Food & Beverage                    0.9
  Health                             0.2
  Home Products                      3.3
  Insurance                          0.5
  Leisure                            0.7
  Machinery                          0.2
  Media                              0.4
  Merchandising                      0.2
  Mining                             0.2
  Multi-Industrial                   8.8
  Paper                              0.3
  Publishing                         2.2
  Real Estate                        6.1
  Semiconductors                    14.3
  Specialty Retail                   1.7
  Steel                              1.5
  Telecommunications                12.6
  Tobacco                            1.5
  Wholesale                          1.5
 ----------------------------------------------------
  TOTAL COMMON AND
  PREFERRED STOCK                   89.2%
 ----------------------------------------------------

 + Industry concentrations greater than one tenth of one percent are disclosed.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Assets and Liabilities
February 29, 2000 (Unaudited)
 Assets:

  Investment in securities, at value (identified cost
  $100,760,717)                                                   $125,124,707
  Cash, at value                                                     4,943,380
  Receivables:
  Investment securities sold                                         4,031,423
  Dividends and interest, at value                                      93,661
  Fund shares sold                                                   1,556,803
  Reimbursement from adviser                                           189,162
  Other assets                                                          14,078
 ------------------------------------------------------------------------------
  Total assets                                                     135,953,214
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                    3,342,106
  Capital gains tax, at value                                          698,424
  Fund shares repurchased                                              940,892
  Amounts owed to affiliates                                           176,050
  Accrued expenses and other liabilities                               148,310
 ------------------------------------------------------------------------------
  Total liabilities                                                  5,305,782
 ------------------------------------------------------------------------------

  Net Assets:
  Paid-in capital                                                  188,559,871
  Accumulated net investment loss                                     (540,906)
  Accumulated net realized loss on investment, swaps, futures
  and foreign currency related transactions                        (81,024,876)
  Net unrealized gain on investments, swaps, futures and
  translation of assets and liabilities denominated in foreign
  currencies                                                        23,653,343
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $130,647,432
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                               $12.71
  Class B                                                               $12.45
  Class C                                                               $12.42
  Institutional                                                         $12.94
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            8,210,192
  Class B                                                              742,671
  Class C                                                              254,503
  Institutional                                                      1,075,037
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                10,282,403
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $13.45. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
Statement of Operations
For the Six Months Ended February 29, 2000 (Unaudited)

  Investment income:
  Dividends(a)                                                   $   428,533
  Interest                                                           103,154
 ----------------------------------------------------------------------------
  Total income                                                       531,687
 ----------------------------------------------------------------------------
  Expenses:
  Management fees                                                    586,883
  Distribution and Service fees(b)                                   287,815
  Custodian fees                                                     257,745
  Transfer Agent fees(c)                                             101,645
  Registration fees                                                   45,652
  Professional fees                                                   28,269
  Trustee fees                                                         4,008
  Other                                                               36,240
 ----------------------------------------------------------------------------
  Total expenses                                                   1,348,257
 ----------------------------------------------------------------------------
  Less -- expenses reimbursed                                       (275,664)
 ----------------------------------------------------------------------------
  Net Expenses                                                     1,072,593
 ----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                               (540,906)
 ----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, swaps,
  futures and foreign currency transactions:
  Net realized gain (loss) from:
  Investment transactions                                         16,039,229
  Futures transactions                                                24,408
  Foreign currency related transactions                             (196,576)
  Net change in unrealized gain (loss) on:
  Investments                                                      1,951,269
  Translation of assets and liabilities denominated in foreign
  currencies                                                         (11,055)
 ----------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures and
  foreign currency transactions:                                  17,807,275
 ----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $17,266,369
 ----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $47,987.
 (b) Class A, Class B and Class C had Distribution and Service fees of
     $233,318, $40,441 and $14,056, respectively.
 (c) Class A, Class B, Class C, and Institutional Class had Transfer Agent fees of $88,660, $7,684, $2,671, and $2,630, respectively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND
Statements of Changes in Net Assets

                                                     For the
                                      For the      Seven-Month      For the
                                 Six Months Ended  Period Ended   Year Ended
                                 February 29, 2000  August 31,    January 31,
                                    (Unaudited)        1999          1999
  From operations:
   Net investment income (loss)    $   (540,906)   $   (189,728) $     492,262
   Net realized gain (loss)
   from investment, futures and
   foreign currency related
   transactions                      15,867,061       3,213,321    (27,883,885)
   Net change in unrealized
   gain (loss) on investments
   and translation of assets
   and liabilities denominated
   in foreign currencies              1,940,214      26,462,083     21,285,501
 ------------------------------------------------------------------------------
   Net increase (decrease) in
   net assets resulting from
   operations                        17,266,369      29,485,676     (6,106,122)
 ------------------------------------------------------------------------------
  Distributions to sharehold-
  ers:
   In excess of net investment
   income
   Class A Shares                            --              --             --
   Class B Shares                            --              --             --
   Class C Shares                            --              --             --
   Institutional Shares                      --         (43,226)            --
 ------------------------------------------------------------------------------
   Total distributions to
   shareholders                              --         (43,226)            --
 ------------------------------------------------------------------------------
  From share transactions:
   Proceeds from sales of
   shares                            92,225,477      97,742,029    138,273,446
   Reinvestment of dividends
   and distributions                         --          40,413             --
   Cost of shares repurchased       (85,015,034)    (90,383,194)  (154,943,929)
 ------------------------------------------------------------------------------
   Net increase (decrease) in
   net assets resulting from
   share transactions                 7,210,443       7,399,248    (16,670,483)
 ------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE)         24,476,812      36,841,698    (22,776,605)
 ------------------------------------------------------------------------------
  Net assets:
   Beginning of period              106,170,620      69,328,922      92,105,52
 ------------------------------------------------------------------------------
   End of period                   $130,647,432    $106,170,620  $  69,328,922
 ------------------------------------------------------------------------------
   Accumulated net investment
   loss                            $   (540,906)             --  $    (105,797)
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements
February 29, 2000 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Asia Growth Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service (Service shares have not commenced operations).

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and for the year ended January 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale oc-curs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on the valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.
   Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks in-clude revaluation of currencies, high rates of inflation, repatriation re-strictions on income and capital and future adverse political and economic developments. Moreover, securities issued in these markets may be less liq-uid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. In ad-dition, it is the Fund's policy to accrue for estimated capital gains taxes on appreciated foreign securities held.

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The Fund had approximately $95,393,000 at August 31, 1999 (the Fund's tax year end) of capital loss carryforwards expiring 2002 through 2007 for fed-eral tax purposes. These amounts are available to be carried forward to off-set future capital gains to the extent permitted by applicable laws or regulations.
    The characterization of distributions to shareholders for financial re-porting purposes is determined in accordance with income tax rules. There-fore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book / tax differences that may exist. At February 29, 2000, the aggregate cost of portfolio securities for federal income tax pur-poses is $101,672,278. Accordingly, the gross unrealized gain on investments was $30,438,704 and the gross unrealized loss on investments was $6,986,275 resulting in a net unrealized gain of $23,452,429.

 D. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending on the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to their respective Distribution and Service plans. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 E. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

 F. Derivative Financial Instruments -- The Fund may utilize derivative finan-cial instruments such as structured notes and equity swaps. Such instruments are used by the Fund as a means of investing in a particular market or in-creasing the return on the Fund's investments or both. The value of the prin-cipal and/or interest on such securities is determined by reference to changes in the value of the financial indicators including, but not limited to indices, currencies or interest rates. These financial instruments may subject the Fund to a greater degree of market or counterparty risk and loss than other types of securities.

 G. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including pro-viding facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The investment adviser has voluntarily agreed to limit certain "Other Ex-penses" (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an an-nual basis, .16% of the average daily net assets of the Fund. Goldman Sachs reimbursed approximately $276,000 for the period ended February 29, 2000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $111,000 for the period ended February 29, 2000.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional Shares.
   As of February 29, 2000, the amounts owed to affiliates were approximately $106,000, $52,000 and $18,000 for management, distribution and service and transfer agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for the period ended February 29, 2000, were $110,914,793 and $111,993,655, respectively.
   For the period ended February 29, 2000, Goldman Sachs earned approximately $41,000 of brokerage commissions from portfolio transactions.

 Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial margin" re-quirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At February 29, 2000, the Fund had no open futures contracts.

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

 Forward Foreign Currency Exchange Contracts -- The Fund may enter into for-ward foreign currency exchange contracts for the purchase or sale of a spe-cific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting gains or losses are recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the poten-tial inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At February 29, 2000, the Fund had no open forward foreign currency exchange contracts.

 Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equiv-alent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written op-tion expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exer-cised, the Fund realizes a gain or loss from the sale of the underlying secu-rity, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund pur-chases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At February 29, 2000, there were no open written option contracts.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted and a $250,000,000 com-mitted, unsecured revolving line of credit facility. Under the most restric-tive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the period ended February 29, 2000, the Fund did not have any borrowings under any of these facilities.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
 6. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                            For the Six-Month
                                  Period             For the Seven-Month
                           Ended February 29, 2000          Period                  For the Year
                                (Unaudited)           Ended August 31, 1999      Ended January 31, 1999
                         -------------------------  -----------------------      ----------------------
                             Shares       Dollars      Shares       Dollars       Shares        Dollars
 -------------------------------------------------------------------------------------------------------
 Class A Shares
 Shares sold              7,484,826  $ 87,071,223   7,428,461  $ 68,519,866   15,227,587  $ 114,095,624
 Shares repurchased      (6,883,760)  (80,971,203) (7,511,626)  (69,221,284) (17,965,578)  (136,028,026)
                ----------------------------------------------------------------------------------------
                            601,066     6,100,020     (83,165)     (701,418)  (2,737,991)   (21,932,402)
 -------------------------------------------------------------------------------------------------------
 Class B Shares
 Shares sold                164,577     2,004,571     201,786     2,022,897      345,699      2,823,123
 Shares repurchased         (88,997)   (1,055,511)    (80,372)     (733,280)    (204,359)    (1,519,808)
                ----------------------------------------------------------------------------------------
                             75,580       949,060     121,414     1,289,617      141,340      1,303,315
 -------------------------------------------------------------------------------------------------------
 Class C Shares
 Shares sold                191,408     2,209,577   2,420,991    19,122,822    2,148,809     16,213,829
 Shares repurchased        (147,191)   (1,728,972) (2,340,851)  (18,439,726)  (2,071,174)   (15,859,777)
                ----------------------------------------------------------------------------------------
                             44,217       480,605      80,140       683,096       77,635        354,052
 -------------------------------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                 73,743       940,106     753,741     8,076,444      636,785      5,140,870
 Reinvestment of divi-
  dends and distribu-
  tions                          --            --       3,661        40,413           --             --
 Shares repurchased         (98,403)   (1,259,348)   (188,772)   (1,988,904)    (209,306)    (1,536,318)
                ----------------------------------------------------------------------------------------
                            (24,660)     (319,242)    568,630     6,127,953      427,479      3,604,552
 -------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)    696,203  $  7,210,443     687,019  $  7,399,248   (2,091,537) $ (16,670,483)
 -------------------------------------------------------------------------------------------------------

 7. CHANGE IN INDEPENDENT ACCOUNTANTS

 On October 26, 1999, the Board of Trustees of the Portfolios, upon the recom-mendation of the Board's audit committee, determined not to retain Arthur An-dersen LLP and approved a change of the Fund's independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the year ended January 31, 1999, Arthur Andersen LLP audit reports contained no ad-verse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting princi-ples or practices, financial statement disclosure or audit scope or proce-dure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

GOLDMAN SACHS ASIA GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)     Distributions to shareholders
                                      ------------------------- ------------------------------------

                            Net asset    Net                               In excess                 Net increase
                             value,   investment  Net realized   From net    of net                   (decrease)
                            beginning   income   and unrealized investment investment    From net    in net asset
                            of period   (loss)    gain (loss)     income     income   realized gains    value
 FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)
  2000 - Class A Shares      $11.07     $(0.05)      $1.69        $   --     $   --       $   --        $1.64
  2000 - Class B Shares       10.88      (0.08)       1.65            --         --           --         1.57
  2000 - Class C Shares       10.85      (0.08)       1.65            --         --           --         1.57
  2000 - Institutional
  Shares                      11.24      (0.02)       1.72            --         --           --         1.70
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares        7.79      (0.02)       3.30            --         --           --         3.28
  1999 - Class B Shares        7.68      (0.04)       3.24            --         --           --         3.20
  1999 - Class C Shares        7.68      (0.04)       3.21            --         --           --         3.17
  1999 - Institutional
  Shares                       7.91       0.01        3.36            --         --           --         3.33
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares        8.38       0.07       (0.66)           --         --           --        (0.59)
  1999 - Class B Shares        8.31       0.01       (0.64)           --         --           --        (0.63)
  1999 - Class C Shares        8.29         --       (0.61)           --         --           --        (0.61)
  1999 - Institutional
  Shares                       8.44       0.03       (0.56)           --         --           --        (0.53)
 ----------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares       16.31         --       (7.90)           --      (0.03)          --        (7.93)
  1998 - Class B Shares       16.24       0.01       (7.91)           --      (0.03)          --        (7.93)
  1998 - Class C Shares
  (commenced August 15,
  1997)                       15.73       0.01       (7.42)           --      (0.03)          --        (7.44)
  1998 - Institutional
  Shares                      16.33       0.10       (7.96)        (0.03)        --           --        (7.89)
 ----------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       16.49       0.06       (0.11)        (0.12)        --        (0.01)       (0.18)
  1997 - Class B Shares
  (commenced May 1, 1996)     17.31      (0.05)      (0.48)        (0.51)     (0.03)          --        (1.07)
  1997 - Institutional
  Shares (commenced Febru-
  ary 2, 1996)                16.61       0.04       (0.11)        (0.11)     (0.06)       (0.04)       (0.28)
 ----------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       13.31       0.17        3.44         (0.12)     (0.14)       (0.17)        3.18
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

                                                                    Ratios assuming no voluntary waiver
                                                                      of fees or expense limitations
                                                                   -------------------------------------
                                                     Ratio of                              Ratio of
                         Net assets    Ratio of    net investment     Ratio of           net investment
Net asset                at end of   net expenses  income (loss)      expenses          income (loss) to      Portfolio
value, end     Total       period     to average     to average      to average              average           turnover
of period     return(b)  (in 000s)    net assets     net assets      net assets            net  assets           rate
  $12.71      14.81%(d)   $104,323      1.85%(c)     (0.95)%(c)       2.32%(c)             (1.42)%(c)           100.51%(d)
   12.45      14.43(d)       9,251      2.35(c)      (1.46)(c)        2.82(c)              (1.93)(c)            100.51(d)
   12.42      14.47(d)       3,160      2.35(c)      (1.46)(c)        2.82(c)              (1.93)(c)            100.51(d)
   12.94      15.12(d)      13,913      1.20(c)      (0.31)(c)        1.67(c)              (0.78)(c)            100.51(d)

   11.07      42.11%(d)     84,269      1.85(c)      (0.38)(c)        2.27(c)              (0.80)(c)             96.58(d)
   10.88      41.67(d)       7,258      2.35(c)      (0.90)(c)        2.77(c)              (1.32)(c)             96.58(d)
   10.85      41.28(d)       2,281      2.35(c)      (0.89)(c)        2.77(c)              (1.31)(c)             96.58(d)
   11.24      42.61(d)      12,363      1.20(c)      (0.14)(c)        1.62(c)              (0.28)(c)             96.58(d)

    7.79      (7.04)        59,940      1.93          0.63            2.48                  0.08                106.00
    7.68      (7.58)         4,190      2.45          0.10            2.97                 (0.42)               106.00
    7.68      (7.36)           999      2.45          0.10            2.97                 (0.42)               106.00
    7.91      (6.28)         4,200      1.16          1.10            1.68                  0.58                106.00
------------------------------------------------------------------------------------------------------------------------------
    8.38     (48.49)        87,437      1.75          0.31            1.99                  0.07                105.16
    8.31     (48.70)         3,359      2.30         (0.29)           2.50                 (0.49)               105.16
    8.29     (47.17)(d)        436      2.35(c)      (0.26)(c)        2.55(c)              (0.46)(c)            105.16
    8.44     (48.19)           874      1.11          0.87            1.31                  0.67                105.16
------------------------------------------------------------------------------------------------------------------------------
   16.31      (1.01)       263,014      1.67          0.20            1.87                    --                 48.40
   16.24      (6.02)(d)      3,354      2.21(c)      (0.56)(c)        2.37(c)              (0.72)(c)             48.40
   16.33      (1.09)(d)     13,322      1.10(c)       0.54(c)         1.26(c)               0.38(c)              48.40
------------------------------------------------------------------------------------------------------------------------------
   16.49      26.49        205,539      1.77          1.05            2.02                  0.80                 88.80
------------------------------------------------------------------------------------------------------------------------------

                      (This page intentionally left blank)

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Asia Growth Fund

          An Investment Idea for the Long Term

          History has shown that a long-term plan that includes stocks of emerging market countries is more likely to provide greater returns and reduce overall portfolio volatility over time than a portfolio that invests only in U.S.-based stocks.

          Goldman Sachs Asia Growth Fund provides investors access to the benefits associated with emerging market investing. The Fund seeks long-term capital appreciation, primarily through equity securities of companies related to Asia, excluding Japan.

          Target Your Needs

          The Goldman Sachs Asia Growth Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

          ----------------------------------------------------------------------
          Goldman Sachs Funds

          Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment sytles, asset classes and security capitalizations.

                                    [GRAPH]

                                                              INTERNATIONAL
                                                              EQUITY
                                                             .Goldman Sachs
                                                              Asia Growth
                                                              Fund

                                               DOMESTIC
                                               EQUITY

                              FIXED
                              INCOME

          MONEY
          MARKET

          -- Lower Risk/Return                             Higher Risk/Return --

                                       ASSET ALLOCATION
                                          SPECIALTY

          For More Information

          To learn more about the Goldman Sachs Asia Growth Fund and other Goldman Sachs Funds, call your investment professional today.




          *The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES                               OFFICERS
Ashok N. Bakhru, Chairman              Douglas C. Grip, President
David B. Ford                          Jesse H. Cole, Vice President
Douglas C. Grip                        James A. Fitzpatrick, Vice President
John P. McNulty                        Nancy L. Mucker, Vice President
Mary P. McPherson                      John M. Perlowski, Treasurer
Alan A. Shuch                          Philip V. Giuca, Jr., Assistant Treasurer
Jackson W. Smart, Jr.                  Michael J. Richman, Secretary
William H. Springer                    Howard B. Surloff, Assistant Secretary
Richard P. Strubel                     Valerie A. Zondorak, Assistant Secretary


GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England


Visit our internet address: www.gs.com/funds




This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Concentration of the Fund's assets in one or a few countries (or a particular geographic area) and currencies will subject a fund to greater risks than if a fund's assets were not geographically concentrated.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant. Goldman,

Sachs & Co. is the distributor of the Fund.


Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use:
April 30, 2000/00-528                                             AGSAR/12K/4-00